OMB APPROVAL
OMB Number: 3235-0059
Expires: February 28, 2006
Estimated average burden
hours per response . . . . . 12.75

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 2)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Section 240.14a-12

ENERGY & ENGINE TECHNOLOGY CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:
None

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
NA

4)	Proposed maximum aggregate value of transaction:
NA

5)	Total fee paid:
NA

SEC 1913 (04-04)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

☐	Fee paid previously with preliminary materials

☐	Check box if any part of the fee is offset by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount previously paid: ________________________

2)	Form, Schedule or Registration Statement No: __________________

3)	Filing Party: ______________________

4)	Date Filed: ______________________

WRITTEN CONSENT OF THE SHAREHOLDERS OF
ENERGY & ENGINE TECHNOLOGY CORPORATION

The undersigned, constituting stockholders holding a majority of the shares of Common Stock of Energy & Engine Technology Corporation, a Nevada corporation (the "Corporation"), do hereby consent, pursuant to NRS 78.320, to the implementation of the following resolutions, in lieu of a Meeting of the Shareholders of the Corporation, to have the same full force and effect as if passed at a Meeting of the Shareholders, and is solicited on behalf of the Corporation’s Board of Directors. We have attached a separate consent card to this Written Consent so that you may address each matter presented in this Consent separately. To either consent, not consent or abstain on each issue, please fill out the Consent Card and return it to the Company pursuant to the instructions set forth. Note that you must indicate your approval/disapproval/abstention for each director and each other matter to be passed upon by checking the appropriate box.

RESOLVED, that each of Willard G. McAndrew, III, Roger N. Wurtele and Robert G. Farris is elected as a director of the Corporation to hold office until the next annual meeting of shareholders and until a successor is elected and has qualified, or until such director's earlier death or removal; and it is hereby

FURTHER RESOLVED, that the Board of Directors' selection of Marcum & Kliegman, LLC to audit the consolidated financial statements of the Corporation for the fiscal year ending December 31, 2004 is hereby ratified, confirmed and approved; and it is hereby

FURTHER RESOLVED, that the Corporation's Articles of Incorporation are amended to include the following amendments:

Increase in authorized shares. Article IV is hereby amended in its entirety to read as follows:

Article IV - Stock

The aggregate number of shares which this corporation shall have the authority to issue is 280,000,000 shares of Common Stock, par value $.001 per share.

Opt In to NRS Section 78.3792. An Article XIII is hereby added which shall read in its entirety as follows:

“The provisions of Nevada Revised Statutes Section 78.3792 shall apply to any acquisition of a controlling interest by any person, entity, persons or entities in the Corporation meeting the criteria set forth in NRS Sections 78.3780 et seq. (the “Acquisition of Controlling Interest Provisions”), so that upon an acquisition of a controlling interest by a shareholder in the Corporation under the Acquisition of Controlling Interest Provisions, the Corporation may call for redemption of not less than all the control shares at the average price paid for the control shares, if:

(a)	An offeror’s statement is not delivered with respect to the acquisition as provided in NRS 78.3789 on or before the 10th day after the acquisition of the control shares; or

(b)	An offeror’s statement is delivered, but the control shares are not accorded full voting rights by the stockholders.

The issuing Corporation shall call for redemption within 30 days after the occurrence of the event prescribed in paragraph (a) or (b) of subsection 1, and the shares must be redeemed within 60 days after the call.”; and it is hereby

FURTHER RESOLVED, that Section 2.2 of the Corporation’s Bylaws is hereby amended by deleting it in its entirety and replacing it with the following:

“Special meetings of the shareholders, for any purpose or purposes described in the notice of meeting, may be called only by (i) shareholders holding a majority of the outstanding shares of Common Stock of the Corporation; (ii) a majority of the Directors of the Corporation’s Board of Directors; (iii) the Chairman of the Board of the Corporation; or (iv) the President of the Corporation”; and it is hereby

FURTHER RESOLVED, that the Corporation’s Bylaws are hereby amended by adding a new Section 2.18 which shall read as follows:

“Notice by Shareholders. With respect to (i) any business sought to be brought before an Annual Meeting of Shareholders of the Corporation or (ii) a nomination of a Director at any Annual or Special Meeting of Shareholders at which an election of Directors is to take place, in either case by a Shareholder of the Corporation, such Shareholder must provide notice to the Corporation and each other Shareholder thereof within 10 business days of the date on which the Corporation or another Shareholder sends to the Shareholders of the Corporation written notice of such Annual or Special Meeting. Such Notice shall contain, at a minimum: (i) the Shareholder’s name and mailing address; (ii) the date, time and place of the Meeting (and type) to which the Notice applies; (iii) the nature of the matter (and for an election of Director(s), the identity and qualifications of said Director(s); and (iv) any other information required to ensure that Shareholders entitled to vote on such matter have a clear understanding of the ramifications thereof”; and it is hereby

FURTHER RESOLVED, that Section 3.10 of the Corporation’s Bylaws is hereby amended by deleting the second sentence thereof and replacing it with the following:

“Such removal shall be solely with cause. For purposes of this Section 3.10, “with cause” shall mean (i) the Director's conviction for the commission of any act or acts constituting a felony under the laws of the United States or any state thereof or the breach of any securities law or regulation, (ii) action by the Director toward the Corporation involving dishonesty (other than good faith expense account disputes), (iii) the Director's refusal to abide by or follow written directions of the Board of Directors, (iv) the Director's gross nonfeasance which does not cease within ten (10) business days after notice regarding such nonfeasance has been given to the Executive by the Corporation; and (v) the material breach of any written agreement between the Director (acting in any capacity) and the Corporation or any written policy or policy regarding confidentiality or noncompetition, whether verbal or written, of the Corporation.”; and it is hereby

FURTHER RESOLVED, that the officers of the Corporation hereby are, and each of them hereby is, authorized to execute and deliver any documents and take any actions necessary to comply with the terms and intent of the foregoing resolutions and to consummate the transactions contemplated hereby and thereby. This consent may be executed in counterparts all of which taken together shall constitute one original consent.

IN WITNESS WHEREOF, the undersigned have executed this Written Consent as of this __ day of _________, 2005.

Name

Address

City, State, Zip Code, Country

E-mail address

Telephone Number

Number of Shares Owned (as of December 20, 2004)

CONSENT CARD

CONSENT SOLICITED ON
BEHALF OF THE BOARD OF DIRECTORS
FOR THE WRITTEN CONSENT IN LIEU OF AN ANNUAL MEETING OF SHAREHOLDERS OF
ENERGY & ENGINE TECHNOLOGY CORPORATION

The undersigned hereby grants consent, opposes granting consent or abstains from granting consent with regard to all of the shares of Common Stock of the Company which it has the power to vote as of December 20, 2004. This consent will be applied as specified by the undersigned. If no choice is specified, this Consent will constitute consent FOR all resolutions specified herein as more fully set forth in the Written Consent of the Shareholders of Energy & Engine Technology Corporation to which this Consent Card is attached.

Please fill out and sign this card promptly and return to the Company via telefax at (972) 732-6440, attention Corporate Secretary, or via regular mail at 5308 West Plano Parkway, Plano, Texas 75093.
Resolution 1: Election of Directors

	Yes	No	Abstain
Willard G. McAndrew, III	☐	☐	☐
Roger N. Wurtele	☐	☐	☐
Robert G. Farris	☐	☐	☐

Resolution 2. Ratification of Auditors

☐	Yes	☐	No	☐	Abstain

Resolution 3. Increase Authorized Shares

☐	Yes	☐	No	☐	Abstain

Resolution 4. Opt in to NRS 78.3792

☐	Yes	☐	No	☐	Abstain

Resolution 5. Special Meeting of Shareholders

☐	Yes	☐	No	☐	Abstain

Resolution 6. Notice by Shareholders

☐	Yes	☐	No	☐	Abstain

Resolution 7. With Cause Removal of Directors

☐	Yes	☐	No	☐	Abstain

IN WITNESS WHEREOF, the undersigned have executed this Written Consent as of this __ day of _________, 2005.

Name

Address

City, State, Zip Code, Country

E-mail address

Telephone Number

Number of Shares Owned (as of December 20, 2004)

ENERGY & ENGINE TECHNOLOGY CORPORATION
5308 West Plano Parkway
Plano, Texas 75093

NOTICE OF SHAREHOLDER ACTION TO BE TAKEN BY
WRITTEN CONSENT LATE JANUARY 2005 OR THEREAFTER

The actions, described below, will be approved by written consent of holders of a majority of the outstanding (as of December 20, 2004) Common Stock of the Company.

This Proxy Statement, which is being mailed to shareholders__________, 2005, is furnished in accordance with the requirements of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended, by Energy & Engine Technology Corporation, a Nevada corporation (the "Company").

Notice is hereby given that the holders of a majority of the outstanding shares of the Company's common stock will act by written consent to approve the following actions in lieu of an Annual Meeting of Shareholders.

A.	To elect directors to serve for the ensuing year and until their successors are elected; and

B.	Ratification of Marcum & Kliegman, LLP as the Company's auditors for 2004; and

C.	To amend the Corporation's Articles of Incorporation to increase authorized shares to 280,000,000; and

D.	To add an Article XIII to the Corporation’s Articles of Incorporation to opt in to NRS Section 78.3792; and

E.	To amend the Corporation’s Bylaws to provide for calling of special meetings of shareholders; and

F.	To amend the Corporation’s Bylaws to require notice by shareholders bringing certain matters before meetings of shareholders; and

G.	To amend the Corporation’s Bylaws to only permit removal of Directors with cause.

The Board of Directors has fixed the close of business on December 20, 2004 as the record date (the "Record Date") for determining shareholders entitled to notice of the Written Consent. Only shareholders of record of the Company's Common Stock at the close of business on December 20, 2004 are entitled to notice of the written consent.

By the order of the Board of Directors

/s/ Willard G. McAndrew, III
Willard G. McAndrew, III
CEO and President
Plano Texas
December 21, 2004

PLEASE BE ASSURED THAT YOUR CONSENT IS IMPORTANT. TO ENSURE THAT YOUR CONSENT WILL BE COUNTED TOWARD THE NUMBER OF SHARES NECESSARY FOR MAJORITY CONSENT, PLEASE SIGN THE ENCLOSED CONSENT FORM AND RETURN TO THE COMPANY VIA TELEFAX AT (972) 732-6440, ATTENTION CORPORATE SECRETARY.

1

ENERGY & ENGINE TECHNOLOGY CORPORATION

PROXY STATEMENT
FOR WRITTEN CONSENT IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS

This proxy statement is furnished in connection with the solicitation of written consents by and on behalf of the Board of Directors of Energy & Engine Technology Corporation ("EENT"), a Nevada corporation, with its principal executive offices at 5308 West Plano Parkway, Plano, Texas 75093 (the "Company"), for a Written Consent in Lieu of an Annual Meeting of Stockholders (the "Consent").

The cost of the solicitation will be borne by the Company. Certain of the officers and regular employees of the Company may solicit consents by correspondence, telephone or in person, without extra compensation. The Company may also pay to banks, brokers, nominees and other fiduciaries their reasonable charges and expenses incurred in forwarding proxy material to their principals. It is expected that this proxy statement and the accompanying proxy will be mailed to stockholders ______________, 2005 immediately upon filing of the Definitive Proxy Statement with the SEC.

The Company's Board of Director has fixed the close of business on December 20, 2004 as the record date ("Record Date") for the Consent. Only stockholders of record at the close of business on the Record Date will be entitled to receive notice of and give their written consent. As of the Record Date, there were outstanding and entitled to vote 120,528,374 shares of Common Stock, $.001 par value (the "Common Stock"), of the Company.

Consents will be tabulated by the Company. The consents on each matter submitted to stockholders will be tabulated in the aggregate.

THE ENCLOSED CONSENT, IF EXECUTED AND RETURNED, WILL BE COUNTED AS SET FORTH AS DIRECTED IN THE CONSENT. THE CONSENT WILL BECOME EFFECTIVE UPON RECEIPT OF EXECUTED CONSENTS CONSTITUTING 51% OF THE ISSUED AND OUTSTANDING SHARES ENTITLED TO VOTE THEREON. THIS CONSENT IS NOT REVOCABLE.

The Company's Annual Report on Form 10-KSB, for the fiscal year ended December 31, 2003, including financial statements audited by Marcum & Kliegman, L.L.P., will be mailed to each of the stockholders upon filing the Definitive Proxy Statement with the SEC.

There are no rights of appraisal or similar rights of dissenters with respect to any matter to be voted upon pursuant to this Proxy Statement.

PROPOSAL 1
ELECTION OF DIRECTORS

There are three nominees for the Board positions that are authorized pursuant to the Company's bylaws as of the date of the Written Consent. Each director to be elected will hold office until the next annual meeting of shareholders and until a successor is elected and has qualified, or until such director's earlier death or removal. Each nominee listed below is currently a director of the Company. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

The following nominees were elected as Directors in the Written Consent:

Willard G. McAndrew, III
Roger N. Wurtele
Robert G. Farris

2

Willard G. McAndrew, III - Since 1998, Mr. McAndrew had been the President and Manager of Millennium Fuels USA, LLC., an affiliate of Millennium Fuels Corporation. Mr. McAndrew had been the President and the Chairman of the Board of Directors of Millennium Fuels Corporation since 2001. Millennium was a developer and producer of both fuels and alternative fuels, domiciled in Plano, Texas. In October 2004, Millennium filed for protection under Chapter 11 of the United States Bankruptcy Code. From 1996 until 1998, he served as president and a director of McAndrew Management II, Inc., a developer and operator of oil and gas production projects located in Richardson, Texas. Mr. McAndrew devotes his time as required to the business of Registrant.

Roger Wurtele - Since 2001, Mr. Wurtele had served Vice President and a director of Registrant. Since 1998, he had also been the Manager and Principal Financial Officer of Millennium Fuels USA, LLC. Millennium Fuels, USA, LLC was a developer of products in both the fuels and alternative fuels industries. In October 2004, Millennium filed for protection under Chapter 11 of the United States Bankruptcy Code. From 1995 until 1998, Mr. Wurtele was the President and a director of Controllership Services, Inc., a provider of financial consulting services located in Shreveport, Louisiana. Mr. Wurtele holds a Bachelors Degree in Business Administration from the University of Nebraska and is admitted as a Certified Public Accountant in the states of Colorado and Louisiana. He devotes his time as required to the business of Registrant.

Robert Farris - Mr. Farris serves as a Director of EENT. After three years in the U.S. Army in Korea, Mr. Farris became the Safety Director for Valley Transit Company in 1955. In 1963, he became President, a position he holds to the present day. Mr. Farris has also served as Director for Texas State Bank, Harlingen, Texas, Texas Regional Bancshares, McAllen, Texas, National Bus Traffic Association, Texas Motor Transportation Association, Texas Tourist Council and Arxa International Energy Corporation. Mr. Farris' civic activities include Board of Trustees Marine Military Academy, President of Harlingen Chamber of Commerce, Harlingen Industrial foundation, Inc., Lower Rio Grande Valley Chamber of Commerce, Algodon Club, Crusade Chairman for the American Cancer Society, Vice President Rio Grande Council of Boy Scouts of America, Board Member for the First United Methodist Church of Harlingen and Member of Phi Gamma Delta. Mr. Farris has been recognized for his accomplishments by Who's Who in America and Who's Who in Finance and Industry.

The Board of Directors recommends a vote FOR Proposal 1.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors has selected the firm of Marcum & Kliegman, LLP to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2004, and has directed that its selection of independent auditors be submitted for ratification to the stockholders which ratification is to be consummated in the Written Consent.

Effective March 18, 2003, Registrant dismissed Parker & Co. as Registrant's independent accountants, which action was approved by Registrant's Board of Directors on March 14, 2003.

Except as described in the following sentence, the reports of Parker on the financial statements of Registrant for either of the past two fiscal years did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The report of Parker on the financial statements of Registrant for the fiscal year ended December 31, 2000 and 2001 do, however, contain an expression of substantial doubt regarding Registrant's ability to continue as a going concern.

In addition, during Registrant's two most recent fiscal years and through March 18, 2003, there was no disagreement with Parker on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Registrant requested that Parker furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item. A copy of such response received by Registrant to that request was filed and attached to Registrant's Form 8-K, as amended, filed on March 26, 2003, with the Securities and Exchange Commission.

3

On March 19, 2003 Marcum & Kliegman LLP ("MKLLP") was engaged as the Company's new independent accountants, commencing with the audit for the year ending December 31, 2002. During the two most recent fiscal years and the interim period preceding the engagement of MKLLP, Registrant had not consulted with MKLLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Registrant's financial statements, and either a written report or oral advice was provided to the Company by MKLLP that MKLLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement" or event identified in response to paragraph (a)(1)(iv) of Item 304, as those terms are used in Item 304(a)(1)(iv) of Regulations S-B and S-K and the related instructions to Item 304 of Regulations S-B and S-K.

In addition, during Registrant's two most recent fiscal years, there was no disagreement with Marcum & Kliegman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Audit Fees

For the audit of the Registrant's annual financial statements for 2003, and for reviews of the financial statements included in Registrant's Forms 10-QSB for the fiscal quarters ended March 31, 2004, June 30, 2004 and September 30, 2004, Registrant has been billed the following amounts by MKLLP, respectively: $45,964, $8,605, $7,757 and $8,500.

For the audit of the Registrant's annual financial statements for 2002, and for reviews of the financial statements included in Registrant's Forms 10-QSB for the fiscal quarters ended March 31, 2003, June 30, 2003, and September 2003. Registrant has been billed the following amounts by MKLLP, respectively: $35,000, $8,800, $9,038.00 and $11,967.00.

All Other Fees

For the most recent fiscal year, the aggregate fees billed for services rendered by MKLLP, other than services covered in Exchange Act Rule 14a-101 Item 9(e)(1) and (2) is $4,638.

For the fiscal year, ended December 31, 2002, the aggregate fees billed for services rendered by MKLLP, other than services covered in Exchange Act Rule 14a-101 Item 9(e)(1) and (2) is $962.00.

The Board of Directors has not considered whether the services covered in "All Other Fees" is compatible with maintaining the principal accountant's independence.

The Board of Directors recommends a vote FOR Proposal 2.

PROPOSAL 3

INCREASE IN AUTHORIZED CAPITAL STOCK

The Board of Directors of the Company authorized an amendment to Article IV of its Articles of Incorporation to allow for an increase in the capital stock of the Company. This amendment increases the total number of authorized shares from 180,000,000 to 280,000,000.

The proposed amendment is as follows:

Increase in authorized shares.

Article IV - Stock

4

The aggregate number of shares which this corporation shall have the authority to issue is 280,000,000 shares of Common Stock, par value $.001 per share.

This new Article IV increases the authorized capital stock of the Company from $180,000 consisting of 180,000,000 shares of its Common Stock, par value $.001 per share, to $280,000 consisting of 280,000,000 shares of its Common Stock, par value $.001 per share.

No other changes were made to Article IV.

The Board of Directors believes that this amendment will provide us with greater flexibility in capitalization, including potential future equity offerings (which may have a dilutive effect), by increasing authorized capital to allow issuance of an additional 100,000,000 shares of Common Stock, though there are no current arrangements by the Company that would result in the issuance of the additional authorized shares.

The Board of Directors recommends a vote FOR Proposal 3.

PROPOSAL 4

OPT IN TO NRS.78.3792

The Nevada Control Share Acquisition Statute provides that any person that acquires a “controlling interest” acquires voting rights in the “control shares” only as conferred by the affirmative vote of a majority of the outstanding, non-interested shares. A person acquires a “controlling interest” whenever he acquires shares of a corporation that would enable him to exercise (i) one-fifth or more, but less than one-third, (ii) one-third or more, but less than a majority or (iii) a majority or more, of all of the voting power of the corporation in an election of directors. Once an acquiror crosses one of these thresholds, shares which it acquired in the transaction taking it over the threshold and those shares acquired within 90 days immediately preceding the date when the acquiring person acquired or offered to acquire a controlling interest become “control shares.” Once an acquiror obtains “control share” that exceed a threshold, the corporation’s shareholders will vote on whether to confer voting rights on the acquiror at the next shareholders’ meeting. In the event that the control shares are accorded voting rights and the acquiror acquires control shares with a majority or more of all the voting power of the corporation, any shareholder, other than the acquiror, who did not vote in favor of authorizing the voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares. This statute applies to a Nevada corporation having 200 or more shareholders, at least 100 of whom must be Nevada residents, and which directly does business in Nevada. Should the voting rights not be granted, however, the NRS provides that the corporation may redeem the control shares from the potential acquiror for the average price paid therefor (and the acquiror would be obligated to so sell the shares to the corporation). This provision is an “opt-in” provision, which allows the corporation to remove the control shares from a potential acquiror.

While these provisions do not apply so long as the Company does not have at least 100 resident shareholders in Nevada and does not do business in Nevada, it is feasible that both events may occur in the future; therefore, the Company, in an effort to provide flexibility in a tender offer scenario, should the Board deem it to be in the best interests of the shareholders, to resist a potential takeover attempt.

The Board of Directors recommends a vote FOR Proposal 4.

PROPOSAL 5

SHAREHOLDER MEETINGS

The Company seeks to amend its Bylaws to only permit the calling of special meetings of shareholders by (i) shareholders holding a majority of the outstanding shares of Common Stock of the Company; (ii) a majority of the Directors of the Company’s Board of Directors; (iii) the Chairman of the Board of the Company; or (iv) the President of the Company. Currently, a special meeting may be called by 10% of the outstanding shares. The amended provision would limit the ability of acquirors to control the timing of takeover votes or votes on other corporate governance matters.

The Board of Directors recommends a vote FOR Proposal 5.

5

PROPOSAL 6

SPECIAL NOTICE REQUIREMENTS

This amendment to the Bylaws would require a shareholder seeking to bring business before any annual meeting of shareholders or to nominate directors at an annual or special meeting of shareholders to provide advance written notice to the Company and other shareholders. This provision would delay an acquiror’s ability to replace directors or to gain shareholder approval of a takeover proposal, thus providing time for the Board to properly evaluate such shareholder’s proposals and accord them due consideration.

The Board of Directors recommends a vote FOR Proposal 6.

PROPOSAL 7

FOR CAUSE REMOVAL OF DIRECTORS

Currently, directors may be removed with or without cause. This Amendment to the Company’s Articles of Incorporation would limit removal of directors to “for cause” reasons. This would greatly inhibit the ability of an acquiror from removing the entire slate of directors at a single meeting which would not necessarily be in the shareholders’ best interests as it would remove the entire talent pool and those with experience running the Company in one action and potentially leave the Company without experienced guidance.

The Board of Directors recommends a vote FOR Proposal 7.

DISSENTERS' RIGHTS

There are no dissenters' rights applicable to the amendments to the matters set forth to the vote set forth herein.

AMENDMENT TO THE ARTICLES OF INCORPORATION AND VOTE
REQUIRED FOR APPROVAL

Under Section 78.390 of the Nevada Revised Statutes, an amendment to the Articles of Incorporation may be enacted by the Board passing a resolution to the effect and then submitting the resolution to a vote of the shareholders of the Corporation, which may pass the resolution upon a majority vote of the shares entitled to vote thereon as of a set record date.

POTENTIAL ANTI-TAKEOVER EFFECT OF CERTAIN PROVISIONS

Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price. In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels which are higher than would otherwise be the case. By increasing the number of shares available to authorize and issue, the Company has caused a potential anti takeover effect by creating potential dilution to the number of outstanding shares. Such dilution will cause a party attempting a takeover to be required to buy more shares of the Company stock and to expend additional resources to accomplish such a measure.

Other matters presented herein, if approved by the shareholders, could also have potential anti-takeover effects as discussed above with respect to the description of those provisions.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, if the proposed amendments to our Articles of Incorporation or By Laws are passed, which is not shared by all other stockholders.

6

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth as of December 20, 2004, the record date set by the Company’s Board of Directors, the total number of shares owned beneficially by each of Registrant's directors, officers and key employees, individually and as a group, and the present owners of 5% or more of total outstanding shares. The stockholders listed below have direct ownership of their shares and possess sole voting and dispositive power with respect to the shares. Applicable percentages are based on 120,528,374 shares outstanding on December 20, 2004.
Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Common Stock	Willard G. McAndrew III 5308 W. Plano Parkway Plano, Texas 75093	11,257,997 (A) (D)	11.83% (B)

Common Stock	Roger N. Wurtele 5308 W. Plano Parkway Plano, Texas 75093	11,207,997 (A) (D)	11.79% (B)

Common Stock	Jolie G. Kahn 5308 W. Plano Parkway Plano, Texas 75093	7,218,518 (A) (D)	8.48% (B)

All Officers and Directors as a Group		29,684,512 (D)	32.10%

Common Stock	Kevin W. Smyth	21,759,654 (D)	18.05%

*(A) = The individual had 3,000,000 warrants which are currently exercisable as of December 20, 2004
*(B) = Percentages reflect ownership if all warrants owned on December 20, 2004 were exercised
*(D) = Direct Beneficial Ownership

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

There were no delinquent filings.

EXECUTIVE COMPENSATION

As of December 31, 2003, the CEO had been compensated $98,925 and 8,257,895 (8,000,000 shares of restricted stock and 257,895 shares of "S-8" stock) shares of stock for his services, the CFO had been compensated $63,816 and 8,257,895 (8,000,000 shares of restricted stock and 257,895 shares of "S-8" stock) shares of stock for his services and the General Counsel was compensated $77,834 and 5,257,895 (5,000,000 restricted shares and 257,895 shares of "S-8" stock) shares of stock.

7

SUMMARY COMPENSATION TABLE
ANNUAL COMPENSATION					LONG TERM COMPENSATION
Awards			Payouts
Name and principal position	Year	Salary	Bonus	Other annual compensation	Restricted Stock Awards	S8 Stock Awards	Securities underlying Options/SARs	LTIP Payouts	All other compensation

CEO
Willard G. McAndrew	2002	$180,000			8,000,000 sh.	257,895 sh.
	2003	$180,000

CFO
Roger Wurtele	2002	$180,000			8,000,000 sh.	257,895 sh.
	2003	$180,000

General Counsel
Jolie Kahn	2002	$180,000			5,000,000 sh.	257,895 sh.
	2003	$180,000

On November 21, 2003 Company's Board of Directors adopted the Company's 2003-2004 Consulting Services Plan (the "Consulting Plan") in order to advance the interests of the registrant by rewarding, encouraging and enabling the acquisition of larger personal proprietary interests in the registrant by employees, directors and former directors of, and contractors and consultants to, the registrant, and its Subsidiaries who have: 1) served without salaries or other compensation during time periods for which stock is awarded; and 2) assisted the registrant with support services for its business development. The Consulting Plan provides for an aggregate of 1,000,000 shares of the registrant's $.001 par value common stock, currently valued at $.095 per share (but subject to change on market fluctuation) that may be awarded from time to time at the sole discretion of the Board of Directors. The Plan was filed as an Exhibit to Registrant's Form 8-K, filed with the U.S. Securities and Exchange Commission on November 24, 2003. Approximately 975,000 shares have been issued under this Plan as of the date of filing this Schedule 14A.

On December 22, 2003, Registrant's Board of Directors voted unanimously to implement salary increases as follows:

CEO: Salary to increase to $210,000 per year on the first day of the first month in which the Corporation ships 30 AXP 1000 units; salary to increase to $240,000 per year on the first day of the first month in which the Corporation ships 1000 AXP 1000 units; and salary to increase to $260,000 per year on the earlier of (i) January 1, 2005 and (iii) the first day of the first month in which the Corporation ships 250,000 AXP 1000 units.

CFO: Salary to increase to $195,000 per year on the first day of the first month in which the Corporation ships 30 AXP 1000 units; salary to increase to $210,000 per year on the first day of the first month in which the Corporation ships 1000 AXP 1000 units; and salary to increase to $230,000 per year on the earlier of (i) January 1, 2005 and (iii) the first day of the first month in which the Corporation ships 250,000 AXP 1000 units.

General Counsel: Salary to increase to $200,000 per year on the earlier of (i) January 1, 2005 and (ii) the first day of the first month in which the Corporation ships 250 AXP 1000 units.

In addition, the CEO is authorized, in his discretion to issue up to an additional 25% of cash compensation per officer in each calendar year for incentive bonuses and discretionary raises.

The terms of these increases and other significant employment terms shall be memorialized in employment agreements which should be executed and filed as attachments to a Form 8-K no later than February 28, 2005.

Stock Option Grants pursuant to a Plan in the Past Fiscal Year

We have not entered issued any grants of stock options in the past fiscal year pursuant to a Plan, and there is no Plan currently in place.

8

Employment Agreements

We have not yet entered into employment agreements with certain of our key executives but plan to do so in the near future.

DIRECTORS AND EXECUTIVE OFFICERS

For information on Willard G. McAndrew, III, Roger N. Wurtele, and Robert G. Farris, please refer to “Proposal 1 - Election of Directors” on Page 2.

Jolie Kahn, Secretary - Ms. Kahn received her Bachelor of Arts degree in Government from Cornell University in Ithaca, New York and graduated magna cum laude from the Benjamin Cardozo School of Law in New York, New York in 1989, where she was a member of its Law Review and an Alexander Fellow. Since that time, she has represented both private and public companies in varied aspects of general corporate, securities, corporate finance and mergers and acquisitions law and transactions. In addition, Ms. Kahn has counseled clients in areas related to their general day-to-day business affairs, such as employment and taxation issues. Ms. Kahn's career began at Weil, Gotshal & Manges, LLP in New York City, and most recently, she had acted as an in-house counsel to a "high tech" company in Boca Raton, Florida.

The registrant has no standing audit, nominating or compensation committees of the Board of Directors or other committees performing similar functions. Given the small size of the Board, a committee is not practicable, and the entire Board participates in consideration of director nominees.

There were five meetings of the Board held in 2003. All Directors attended at least 75% of the meetings.

The Board does not currently have a process for sending communications directly to it as this has never been requested by Shareholders and 2 of 3 directors are also executive officers, however, should the shareholders request such as process, the Board will consider the most efficacious way to do so.

MULTIPLE SHAREHOLDERS SHARING THE SAME ADDRESS

Recent changes in the regulations regarding the delivery of copies of information materials and annual reports to shareholders permit the Company to send one annual report and information statement to multiple shareholders who share the same address under certain circumstances, unless otherwise requested. This practice is known as "householding". If a shareholder sharing an address who now receives only one copy of the Company's annual report and information statement per household wishes to receive separate copies of these materials, then the shareholder should contact Energy & Engine Technology Corporation at 5308 West Plano Parkway, Plano Texas 75093, phone number 972-732-6360.

If a shareholder of record sharing an address who currently receives multiple copies of the Company's annual report and information statement wishes to receive only one copy of these materials per household in the future, then the shareholder should also contact the Company by mail as instructed above.

ANNUAL REPORT

The Company elects to submit a copy of its Form 10K-SB, filed with the Commission on April 14, 2004 to the shareholders in lieu of an Annual Report. The Form 10K-SB is included with this information in the package to be delivered to all shareholders. No portion of the Annual Report is incorporated herein or is to be considered as part of this information statement.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the Directors to recommend to the shareholders present to vote on such matters in accordance with their best judgment.

9

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 21, 2004	ENERGY & ENGINE TECHNOLOGY CORPORATION

By: /s/ Willard G. McAndrew, III
Name: Willard G. McAndrew, III
Title: CEO and President

10